CHICKEN LITTLE GROWTH FUND

Supplement to the Prospectus and Statement of Additional Information

dated December 7, 2006

Supplement dated January 16, 2007

The Board of Trustees has determined to redeem all outstanding shares of Chicken Little Growth Fund (the “Fund”) and to cease operations of the Fund due to the Board’s decision that it is no longer viable to continue the Fund. The Fund is no longer accepting purchase orders for its shares.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be held in cash. Any capital gains will be distributed as soon as practicable to shareholders in cash.

Each shareholder’s shares of the Fund will be automatically redeemed at the closing net asset value determined after the liquidation of the Fund’s portfolio securities. Redemption proceeds will be mailed to the shareholder’s address of record.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus dated December 7, 2006 provide information about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 7, 2006 as hereby supplemented, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 621-9183.